UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2011

CULLMAN BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Federal (State or Other Jurisdiction of Incorporation)	000-53801 (Commission File Number)	63-0052835 (I.R.S. Employer Identification No.)

316 South Second Avenue SW, Cullman, Alabama 35055
 (Address of principal executive offices)

(256) 734-1740
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

    On October 18, 2011, the Board of Directors of Cullman Bancorp, Inc. (the “Company”) declared a quarterly cash dividend of $0.08 per share of the Company's common stock. The dividend will be payable to stockholders of record as of October 31, 2011, and will be paid on November 15, 2011.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions: None

(d)	Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLMAN BANCORP, INC.
DATE: October 18, 2011	By:	/s/ John A. Riley III
John A. Riley III
President and
Chief Executive Officer
(Duly Authorized Representative)